SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 August 12, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-16619                73-1612389
 ------------------------   ------------------------    -------------------
 (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                        Identification No.)



                       Kerr-McGee Center
                    Oklahoma City, Oklahoma              73125
           ----------------------------------------    ----------
           (Address of principal executive offices)    (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure
              On August 12, 2002, Kerr-McGee Corporation issued a press release announcing that Luke R. Corbett, chairman and chief executive officer, and Robert M. Wohleber, senior vice president and chief financial officer, signed and filed sworn statements with the U.S. Securities and Exchange Commission (SEC) affirming the company's SEC filings in compliance with the SEC's order of June 27, 2002.
              The sworn statements affirm all of Kerr-McGee's reports covered by the SEC's order, including the company's annual and quarterly reports filed in 2002.
              A copy of each of these  statements is attached hereto as Exhibits
         99.1 and 99.2, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99.1 Statement under oath of chairman and chief executive officer.

         99.2 Statement under oath of senior vice president and chief financial officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 KERR-MCGEE CORPORATION


                                         By:     /s/John M. Rauh
                                                 -----------------------------
                                                 John M. Rauh
                                                 Vice President and Controller

Dated: August 12, 2002